                                                                    EXHIBIT 4.2

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                             ULTRA PETROLEUM CORP.



                                      TO

                       _________________________________

                                    TRUSTEE



                            SUBORDINATED INDENTURE

                       Dated as of _____________, _____


                      Subordinated Senior Debt Securities

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                               TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL
             APPLICATION..............................................................   1
     Section 101.  Definitions........................................................   1
     Section 102.  Rules of Construction..............................................  12
ARTICLE TWO  SECURITY FORMS...........................................................  13
     Section 201.  Forms Generally....................................................  13
     Section 202.  Form of Trustee's Certificate of Authentication....................  13
     Section 203.  Securities in Global Form; Certain Book-Entry Provisions...........  14
     Section 204.  Form of Legend for Book-Entry Securities...........................  15
ARTICLE THREE  THE SECURITIES.........................................................  15
     Section 301.  Amount Unlimited; Issuable in Series...............................  15
     Section 302.  Denominations......................................................  19
     Section 303.  Execution, Authentication, Delivery and Dating.....................  19
     Section 304.  Temporary Securities...............................................  21
     Section 305.  Registration, Registration of Transfer and Exchange................  23
     Section 306.  Mutilated, Destroyed, Lost and Stolen Securities and Coupons.......  27
     Section 307.  Payment of Interest; Interest Rights Preserved.....................  28
     Section 308.  Persons Deemed Owners..............................................  30
     Section 309.  Cancellation.......................................................  30
     Section 310.  Computation of Interest............................................  31
     Section 311.  CUSIP Numbers......................................................  31
ARTICLE FOUR  SATISFACTION AND DISCHARGE..............................................  31
     Section 401.  Satisfaction and Discharge of Indenture............................  31
     Section 402.  Application of Trust Money.........................................  33
ARTICLE FIVE  REMEDIES................................................................  33
     Section 501.  Events of Default..................................................  33
     Section 502.  Acceleration of Maturity; Rescission and Annulment.................  34
     Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee....  35
     Section 504.  Trustee May File Proofs of Claim...................................  36
     Section 505.  Trustee May Enforce Claims Without Possession of Securities or
                   Coupons............................................................  37
     Section 506.  Application of Money Collected.....................................  37
     Section 507.  Limitation on Suits................................................  38
     Section 508.  Unconditional Right of Holders to Receive Principal, Premium and
                   Interest...........................................................  39
     Section 509.  Restoration of Rights and Remedies.................................  39
     Section 510.  Rights and Remedies Cumulative.....................................  39
     Section 511.  Delay or Omission Not Waiver.......................................  40
     Section 512.  Control by Holders.................................................  40
     Section 513.  Waiver of Past Defaults............................................  40
     Section 514.  Undertaking for Costs..............................................  41

     Section 515.  Waiver of Stay or Extension Laws..........................................  41
ARTICLE SIX  THE TRUSTEE.....................................................................  41
     Section 601.  Duties of Trustee.........................................................  41
     Section 602.  Certain Rights of Trustee.................................................  42
     Section 603.  Trustee Not Responsible for Recitals or Issuance of Securities............  43
     Section 604.  May Hold Securities.......................................................  44
     Section 605.  Money Held in Trust.......................................................  44
     Section 606.  Compensation and Reimbursement............................................  44
     Section 607.  Corporate Trustee Required; Eligibility...................................  45
     Section 608.  Disqualification; Conflicting Interests...................................  45
     Section 609.  Resignation and Removal; Appointment of Successor.........................  45
     Section 610.  Acceptance of Appointment by Successor....................................  47
     Section 611.  Merger, Conversion, Consolidation or Succession to Business...............  48
     Section 612.  Preferential Collection of Claims Against Company.........................  48
     Section 613.  Notice of Defaults........................................................  49
     Section 614.  Appointment of Authenticating Agent.......................................  49
ARTICLE SEVEN  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.............................  51
     Section 701   Holders' Lists; Holder Communications; Disclosures
                   Respecting Holders........................................................  51
     Section 702   Reports By Trustee........................................................  51
     Section 703   Reports by Company........................................................  51
ARTICLE EIGHT  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..........................  52
     Section 801.  Company May Consolidate, Etc., Only on Certain Terms......................  52
     Section 802.  Successor Substituted.....................................................  53
ARTICLE NINE  SUPPLEMENTAL INDENTURES........................................................  53
     Section 901.  Supplemental Indentures Without Consent of Holders........................  53
     Section 902.  Supplemental Indentures with Consent of Holders...........................  55
     Section 903.  Execution of Supplemental Indentures......................................  57
     Section 904.  Effect of Supplemental Indentures.........................................  57
     Section 905.  Conformity with Trust Indenture Act.......................................  57
     Section 906.  Reference in Securities to Supplemental Indentures........................  57
     Section 907.  Subordination Unimpaired..................................................  57
     Section 908.  Effect on Senior Indebtedness.............................................  57
     Section 909.  Record Date...............................................................  58
ARTICLE TEN   COVENANTS......................................................................  58
     Section 1001. Payment of Principal, Premium and Interest................................  58
     Section 1002. Maintenance of Office or Agency...........................................  58
     Section 1003. Money for Securities Payments to Be Held in Trust.........................  60
     Section 1004. Additional Amounts........................................................  61
     Section 1005. Purchase of Securities by Company or Subsidiary...........................  62
     Section 1006. Statement by Officer as to Default........................................  62
     Section 1007. Waiver of Certain Covenants...............................................  62
ARTICLE ELEVEN  REDEMPTION OF SECURITIES.....................................................  63
     Section 1101. Applicability of Article..................................................  63

     Section 1102. Election to Redeem; Notice to Trustee.....................................  63
     Section 1103. Selection of Securities to Be Redeemed....................................  63
     Section 1104. Notice of Redemption......................................................  63
     Section 1105. Deposit of Redemption Price...............................................  65
     Section 1106. Securities Payable on Redemption Date.....................................  65
     Section 1107. Securities Redeemed in Part...............................................  66
     Section 1108. Purchase of Securities....................................................  66
ARTICLE TWELVE  SINKING FUNDS................................................................  66
     Section 1201. Applicability of Article..................................................  66
     Section 1202. Satisfaction of Sinking Fund Payments with Securities.....................  66
     Section 1203. Redemption of Securities for Sinking Fund.................................  67
ARTICLE THIRTEEN  DEFEASANCE AND COVENANT DEFEASANCE.........................................  67
     Section 1301. Company's Option to Effect Defeasance or Covenant Defeasance..............  67
     Section 1302. Defeasance and Discharge..................................................  67
     Section 1303. Covenant Defeasance.......................................................  68
     Section 1304. Conditions to Defeasance or Covenant Defeasance...........................  68
     Section 1305. Deposited Money and U.S. Government Obligations to be Held in Trust;
                   Miscellaneous Provisions..................................................  70
     Section 1306. Reinstatement.............................................................  71
ARTICLE FOURTEEN  HOLDERS' MEETINGS..........................................................  71
     Section 1401. Purposes for Which Meetings May Be Called.................................  71
     Section 1402. Call, Notice and Place of Meetings........................................  71
     Section 1403. Persons Entitled to Vote at Meetings......................................  72
     Section 1404. Quorum; Action............................................................  72
     Section 1405. Determination of Voting Rights; Conduct and Adjournment of
                   Meetings..................................................................  73
     Section 1406. Counting Votes and Recording Action of Meetings...........................  73
ARTICLE FIFTEEN  CONVERSION OF SECURITIES....................................................  74
     Section 1501. Applicability of Article..................................................  74
     Section 1502. Exercise of Conversion Privilege..........................................  74
     Section 1503. Fractional Interests......................................................  75
     Section 1504. Adjustment of Conversion Price............................................  76
     Section 1505. Continuation of Conversion Privilege in Case of Merger, Consolidation
                   or Sale of Assets.........................................................  78
     Section 1506. Notice of Certain Events..................................................  79
     Section 1507. Taxes on Conversion.......................................................  80
     Section 1508. Company to Provide Stock..................................................  80
     Section 1509. Disclaimer of Responsibility for Certain Matters..........................  81
     Section 1510. Return of Funds Deposited for Redemption of Converted Securities..........  81
ARTICLE SIXTEEN  SUBORDINATION OF SECURITIES.................................................  82
     Section 1601. Securities Subordinate to Senior Indebtedness.............................  82
     Section 1602. Payment over of Proceeds upon Dissolution, etc............................  82
     Section 1603. Suspension of Payment When Senior Indebtedness in Default.................  83
     Section 1604. Payment Permitted If No Default...........................................  84
     Section 1605. Subrogation to Rights of Holders of Senior Indebtedness...................  84

     Section 1606. Provisions Solely to Define Relative Rights...............................  85
     Section 1607. Trustee to Effectuate Subordination.......................................  85
     Section 1608. No Waiver of Subordination Provision......................................  85
     Section 1609. Notice to Trustee.........................................................  86
     Section 1610. Reliance on Judicial Order or Certificate of Liquidating Agent Bank.......  87
     Section 1611. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of
                   Trustee's Rights..........................................................  87
     Section 1612. Article Applicable to Paying Agents.......................................  87
     Section 1613. No Suspension of Remedies.................................................  87
     Section 1614. Trust Money Not Subordinated..............................................  87
ARTICLE SEVENTEEN  MISCELLANEOUS PROVISIONS..................................................  88
     Section 1701. Compliance Certificates and Opinions......................................  88
     Section 1702. Form of Documents Delivered to Trustee....................................  88
     Section 1703. Acts of Holders; Record Dates.............................................  89
     Section 1704. Notices, Etc., to Trustee and Company.....................................  91
     Section 1705. Notice to Holders; Waiver.................................................  91
     Section 1706. Language of Notices, Etc..................................................  92
     Section 1707. Conflict with Trust Indenture Act.........................................  92
     Section 1708. Effect of Headings and Table of Contents..................................  92
     Section 1709. Successors and Assigns....................................................  92
     Section 1710. Separability Clause.......................................................  93
     Section 1711. Benefits of Indenture.....................................................  93
     Section 1712. Governing Law.............................................................  93
     Section 1713. Legal Holidays............................................................  93
     Section 1714. No Recourse Against Others................................................  93
     Section 1715. Execution in Counterparts.................................................  94
     Section 1716. No Adverse Interpretation of Other Agreements.............................  94

ULTRA PETROLEUM CORP. RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND INDENTURE DATED AS OF _______________, _____.

Trust Indenture Act Section                      Indenture Section
---------------------------                      -----------------
Section  310  (a)(1)                             607
              (a)(2)                             607
              (a)(3)                             Not applicable
              (a)(4)                             Not applicable
              (b)                                608, 609
Section  311  (a)                                612
              (b)                                612
Section  312  (a)                                701
              (b)                                701
              (c)                                701
Section  313  (a)                                702
              (b)                                702
              (c)                                702
              (d)                                702
Section  314  (a)(1)-(3)                         703
              (a)(4)                             1701, 1006
              (b)                                Not Applicable
              (c)(1)                             1701
              (c)(2)                             1701
              (c)(3)                             Not Applicable
              (d)                                Not Applicable
              (e)                                1701
Section  315  (a)                                601
              (b)                                613
              (c)                                601
              (d)                                601
              (e)                                514
Section  316  (a)                                1701
              (a)(1)(A)                          502, 512
              (a)(1)(B)                          513
              (a)(2)                             Not Applicable
              (b)                                508
              (c)                                1703
Section  317  (a)(1)                             503
              (a)(2)                             504
              (b)                                1003
Section  318  (a)                                1707

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

     SUBORDINATED INDENTURE, dated as of ________________, between Ultra Petroleum Corp., a corporation organized under the laws of the Yukon Territory, Canada (herein called the "Company"), having its principal office at 16801 Greenspoint Park Drive, Suite 370, Houston, Texas 77060, and
____________________, a ________ corporation, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE

                                  WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:

      ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 101.  Definitions.

     "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1703.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate the Securities of one or more series.

     "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bearer Security" means any Security in the form established pursuant to
Section 201 which is payable to bearer, including, without limitation, a Security in temporary or permanent global form.

     "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any duly authorized committee of such board of directors, and, with respect to any Subsidiary, either the board of directors of such Subsidiary or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee, and with respect to a Subsidiary, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Subsidiary to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Book-Entry Security" means a Security bearing the legend specified in
Section 204, evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee. Book-Entry Securities shall not be deemed to be Securities in global form for purposes of Sections 201 and 203 and Article Three of this Indenture.

     "Business Day", (i) when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location or the Federal Reserve Banks are authorized or obligated by law or executive order to close, and (ii) when used in any other context, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

     "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any Property (whether real, personal) that is required to be classified and accounted for as a capital lease obligation on a balance sheet under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents in the equity interests (however designated) in such Person, and any rights, warrants or options exercisable for, exchangeable for or convertible into such an equity interest in such Person.

     "Certification Date" means with respect to Securities of any series (i), if Bearer Securities of such series are not to be initially represented by a temporary global Security, the date of delivery of the definitive Bearer Security and (ii), if Bearer Securities of such series are initially represented by a temporary global Security, the earlier of (A) the Exchange Date with respect to Securities of such series and (B), if the first Interest Payment Date with respect to Securities of such series is prior to such Exchange Date, such Interest Payment Date.

     "Commission" or "SEC" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Depositary" has the meaning specified in Section 304.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order, as the case may be, signed in the name of the Company by the Chairman or the Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary, of the Company, or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

     "Conversion Agent" means any Person authorized by the Company to convert any Securities on behalf of the Company.

     "Conversion Price" has the meaning specified in Section 1504.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at _____________, ____________, _______.

     "corporation" means a corporation, association, companies, limited liability company, joint-stock company or business trust.

     "covenant defeasance" has the meaning specified in Section 1303.

     "coupon" means any interest coupon appertaining to a Bearer Security.

     "Credit Facility" means that certain Amended and Restated Credit Agreement, dated as of March 1, 2002, among the Ultra Resources, Inc., Bank One, NA, Union Bank of California, N.A., Guaranty Bank, FSB, Hibernia National Bank, the several banks and other financial institutions from time to time parties thereto (the "Banks"), and Banc One Capital Markets, Inc., as Lead Arranger and Sole Book Manager, as amended, and as the same may be further amended, modified, supplemented, extended, restated, replaced, renewed or refinanced from time to time.

     "CUSIP Number" means, with respect to the Securities, an identification number assigned to such security pursuant to the procedures of the Committee on Uniform Security Identification Procedures and by the CUSIP Service Bureau.

     "Date of Conversion" has the meaning set forth in Section 1502.

     "Default" means any event that is or with the passage of time or giving of notice or both would be an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, the clearing agency registered under the Exchange Act, designated to act as Depositary for such Securities, as contemplated by Section 301.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "Euro-clear" means the operator of the Euro-clear System.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor act thereto.

     "Exchange Date" has the meaning specified in Section 304.

     "Fair Market Value" means the fair market value of a Property (including shares of Capital Stock) as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution, which determination shall be conclusive for purposes of this Indenture; provided, however, that unless otherwise specified herein, the Board of Directors shall be under no obligation to obtain any valuation or assessment from any investment banker, appraiser or other third party.

     "Federal Bankruptcy Code" means the United States Bankruptcy Code of Title 11 of the United States Code, as amended from time to time.

     "Finance Person" means subsidiary of the Company, the Common Stock of which is owned by the Company, that does not engage in any activity other than (i) the holding of Subordinated Indebtedness with respect to which payments of interest on such Subordinated Indebtedness can, at the election of the issuer thereof, be deferred for one or more payment periods, (ii) the issuance of preferred securities, Common Stock and/or debt securities and (iii) any activity necessary, incidental or related to the foregoing.

     "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are effective at the date of this Indenture.

     "Holder", when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

     "Indebtedness" means any of the following obligations of the Company or any Restricted Subsidiary: (1) any obligations, contingent or otherwise, for borrowed money or for the deferred purchase price of property, assets, securities or services (including, without limitation, any interest accruing subsequent to an Event of Default), (2) all obligations (including the Securities) evidenced by bonds, notes, debentures or other similar instruments,
(3) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), except any such obligation that constitutes a trade payable and an accrued liability arising in the ordinary course of business, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet prepared in accordance with GAAP, (4) all Capitalized Lease Obligations, (5) liabilities of the Company actually due and payable under bankers acceptances and letters of credit, (6) all indebtedness of the type referred to in clause (1), (2), (3),
(4) or (5) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or security interest in property of the Company or any Restricted Subsidiary (including, without limitation, accounts and contract rights), even though the Company or any Restricted Subsidiary has not assumed or become liable for the payment of such indebtedness, and (7) any guarantee or endorsement (other than for collection or deposit in the ordinary course of business) or discount with recourse of, or other agreement, contingent or otherwise, to purchase, repurchase, or otherwise acquire, to supply, or advance funds or become liable with respect to, any indebtedness or any obligation of the type referred to in any of the foregoing clauses (1) through (6), regardless of whether such obligation would appear on a balance sheet; provided, however, that Indebtedness
                                            --------  -------
shall not include (i) Production Payments,

(ii) any liability for gas balancing incurred in the ordinary course of business, (iii) accounts payable or other obligations of the Company or a Restricted Subsidiary in the ordinary course of business in connection with the obtaining of goods or services, and (iv) any liability under any and all (A) employment or consulting agreements or employee benefit plans or arrangements and (B) futures contracts, forward contracts, swap, cap or collar contracts, option contracts, or other similar derivative agreements.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

     "Indexed Security" means any Security which provides that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "Insolvency or Liquidation Proceeding" means, with respect to any Person,
(a) an insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith, relative to such Person or its creditors, as such, or its assets or
(b) any liquidation, dissolution or other winding-up proceeding of such Person, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

     "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements or arrangements designed to protect against or manage such Person's and any of its Subsidiaries' exposure to fluctuations in interest rates.

     "Investment Company Act" means the United States Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

     "Issue Date" means, when used with respect to a Security of a particular series, the date upon which the Securities of such series first were issued and authenticated under this Indenture.

     "Judgment Currency" has the meaning specified in Section 506.

     "legal defeasance" has the meaning specified in Section 1302.

     "Last Sale Price" has the meaning specified in Section 1503.

     "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any agreement to give or grant a Lien or any lease, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing) upon or with respect to any Property of any kind. A Person shall be deemed to own subject to a Lien any Property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, and includes any Redemption Date.

     "Non-payment Event of Default" means any event (other than a Payment Event of Default), the occurrence of which (with or without notice or the passage of time) entitles one or more Persons to accelerate the maturity of any Specified Senior Indebtedness.

     "Officers' Certificate" means a certificate signed by the Chairman or the Vice Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company or other counsel, and who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which is issued at a price lower than the principal amount payable upon the Stated Maturity thereof and which provides for an amount less than the principal amount thereof to be due and payable upon redemption thereof or upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (3) Securities, except to the extent provided in Sections 1302 and 1303 hereof, with respect to which the Company has effected legal defeasance or covenant defeasance as provided in Article Thirteen hereof; and

          (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, consent, notice, waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium, if any, or interest on any Securities on behalf of the Company.

     "Payment Blockage Notice" has the meaning specified in Section 1603.

     "Payment Blockage Period" has the meaning specified in Section 1603.

     "Payment Event of Default" means any default in the payment or required prepayment of principal of (or premium, if any, on) or interest on any Specified Senior Indebtedness when due (whether at final maturity, upon scheduled installment, upon acceleration or otherwise).

     "Permitted Junior Securities" means any equity securities or subordinated debt securities of the Company or any successor obligor with respect to the Senior Indebtedness provided for by a plan of reorganization or readjustment that, in the case of any such subordinated debt securities, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to substantially the same degree as, or to a greater extent than, the Securities are so subordinated as provided in this Indenture.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by
Section 301, subject to the provisions of Section 1002.

     "Predecessor Security" of any particular Security means every previous Security, including any Security of a different series, evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 306 hereof in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

     "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all classes and series of preferred or preference stock of such Person.

     "Production Payments" means the grant or transfer to any Person of a royalty, overriding royalty, net profits interest, production payment (whether volumetric or dollar denominated), master limited partnership interest or other interest in oil and gas properties, which reserves the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties where the holder of such interest has recourse solely to such production or proceeds of production, subject to the obligation of the grantor or transferor to operate and maintain, or cause the subject interests to be operated and maintained, in a reasonably prudent manner or other customary standard or subject to the obligation of the grantor or transferor to indemnify for environmental matters.

     "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person.

     "Redeemable Capital Stock" means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity; provided, that Redeemable Capital Stock shall not include any security by virtue of the fact that it may be exchanged or converted at the option of the holder, or at the option of the Company, into Common Stock of the Company.

     "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security in the form established pursuant to Section 201 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Required Currency" has the meaning specified in Section 506.

     "Responsible Officer," when used with respect to the Trustee, means any officer in the Corporate Trust Department of the Trustee, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor act thereto.

     "Security Custodian" means, with respect to Securities of a series, the Trustee for Securities of such series, as custodian with respect to the Securities of such series issued in global form, or any successor entity thereto.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means the principal amount of, premium, if any, and interest on and all other amounts due on or in connection with, (1) any Indebtedness of the Company, whether now outstanding or hereafter created, incurred, assumed or guaranteed, unless in the instrument creating or evidencing such Indebtedness or pursuant to which such Indebtedness is outstanding it is provided that such indebtedness is subordinate in right of payment or in rights upon liquidation to any other Indebtedness of the Company and (2) all renewals, extensions and refundings of any such Indebtedness.

     "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed pursuant to Section 307.

     "Specified Senior Indebtedness" means (a) all Senior Indebtedness of the Company in respect of the Credit Facility and any renewals, amendments, extensions, supplements, modifications, deferrals, refinancings, or replacements (each, for purposes of this definition, a "refinancing") thereof by the Company, including any successive refinancings thereof by the Company and (b) any other Senior Indebtedness and any refinancings thereof by the Company having a principal amount of at least $5,000,000 as of the date of determination and provided that the agreements, indentures or other instruments evidencing such Senior Indebtedness or pursuant to which such Senior Indebtedness was issued specifically designates such Senior Indebtedness as "Specified Senior Indebtedness" for purposes of this Indenture. For purposes of this definition, a refinancing of any Specified Senior Indebtedness shall be treated as a Specified Senior Indebtedness only if the Indebtedness issued in such refinancing ranks or would rank pari passu with the Specified Senior Indebtedness refinanced.

     "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable and, when used with respect to any other Indebtedness or any installment of interest thereon, means the date specified in the instrument evidencing or governing such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

     "Subsidiary" means any corporation of which at the time of determination the Company or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

     "Surviving Entity" has the meaning specified in Section 801.

     "Trading Day" has the meaning specified in Section 1503.

     "Trust Indenture Act" or "TIA" means the United States Trust Indenture Act of 1939 as amended and in force at the date as of which this Indenture was executed; provided, however, that in the event the United States Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the United States Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Government Obligation" has the meaning specified in Section 1304.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Voting Stock" means stock, interests, participations, rights in or other equivalents in the equity interests (however designated) with respect to a corporation having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation; provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered Voting Stock whether or not such event shall have happened.

     Section 102.  Rules of Construction.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision, and the words "date of this Indenture" and "date hereof" and other words of similar import refer to the effective date of the original execution and delivery of this Indenture, viz. _____________, _____.

          (6) the masculine gender includes the feminine and the neuter;

          (7) references to agreements and other instruments include subsequent amendments and waivers but only to the extent not prohibited by this Indenture; and

          (8) unless otherwise indicated, all dollar amounts are expressed in U.S. dollars.

                          ARTICLE TWO SECURITY FORMS

     Section 201.  Forms Generally.

     The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the form (including temporary or permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with law, or with the rules of any securities exchange or to conform to general usage, all as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If temporary Securities of any series are issued in global form as permitted by
Section 304, the form thereof shall be established as provided in the preceding sentence. A copy of the Board Resolution establishing the forms of Securities or coupons of any series (or any such temporary global Security) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities (or any such temporary global Security) or coupons.

     Unless otherwise specified as contemplated by Section 301, Securities in bearer form shall have interest coupons attached.

     The definitive Securities and coupons, if any, shall be typed, printed, lithographed or engraved or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or coupons.

     Section 202.  Form of Trustee's Certificate of Authentication.

     The Trustee's certificates of authentication shall be in substantially the following form:

     "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                            _________________________________,
                            as Trustee

                            By:  _________________________________
                                 Authorized Signatory

     Section 203.  Securities in Global Form; Certain Book-Entry Provisions.

     If Securities of a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (10) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee (i) in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to
Section 303 or Section 304 or (ii) otherwise in accordance with written instructions as is customary for the Depositary for such Security, from such Depositary or its nominee on behalf of any Person having a beneficial interest in such global Security. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. With respect to the Securities of any series that are represented by a Book-Entry Security, the Company authorizes the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such Security. Any Book-Entry Security may be deposited with the Depositary or its nominee, or remain in the custody of the trustee or the Security Custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1701 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1701 and need not be accompanied by an Opinion of

Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

     Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Section 204.  Form of Legend for Book-Entry Securities.

     Any Book-Entry Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

     "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee thereof to a successor Depositary or any nominee of such successor Depositary) may be registered except in such limited circumstances."

                         ARTICLE THREE THE SECURITIES

     Section 301.  Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued from time to time in one or more series.
There shall be established in or pursuant to a Board Resolution and, subject to
Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

               (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

               (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

               (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305;

               (4) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

               (5) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

               (6) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, and the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date and whether, and under what circumstances, additional amounts with respect to such Securities shall be payable as set forth in Section 1004;

               (7) the place or places where, subject to the provisions of
     Section 1002, the principal of and any premium and interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange or conversion and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

               (8) the right, if any, of the Company to redeem Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be so redeemed;

               (9) the obligation, if any, of the Company to redeem, purchase, or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods (or the method of determination of such period or periods) within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

               (10) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than the denomination of $5,000;

               (11) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

               (12) if the amount of payments of principal of and any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula or other method, the manner in which such amounts shall be determined;

               (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

               (14) if the principal of and any premium or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, including composite currencies, other than that or those in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

               (15) whether the Securities of the series shall be issued upon original issuance in whole or in part in the form of one or more Book-Entry Securities and, in such case, (a) the Depositary with respect to such Book-Entry Security or Securities; and (b) the circumstances under which any such Book-Entry Security may be exchanged for Securities registered in the name of, and any transfer of such Book-Entry Security may be registered to, a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

               (16) if either or both of the provisions of Section 1302 or 1303 are applicable to the Securities of such series, in whole or any specified part, and any additional means of discharge pursuant to Section 1302 or 1303 and any additional conditions to the provisions of Section 1302 or 1303;

               (17) any applicability of, and any additions to, deletion from or change in Events of Default with respect to the Securities of such series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

               (18) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

               (19) the applicability of, and any addition to, change in or limitation on, the covenants set forth in Article Ten and the definitions set forth in Section 101 that apply to Securities of the series;

               (20) any restriction or condition on the transferability of the Securities; and

               (21) whether the Securities of the series will be convertible into Common Stock, Preferred Stock or other securities of the Company (or cash in lieu of any thereof) and, if so, the terms and conditions upon which such conversion will be effected including the initial Conversion Price and any adjustments thereto in addition to or different from those set forth in Section 1504, the conversion period and other provisions in addition to or in lieu of those set forth herein;

               (22) any subordination provisions with respect to the Securities of such series in addition to or in lieu of those set forth in Article Sixteen hereof; and

               (23) the rights, if any, to defer payments of interest on any Securities of the series by extending the interest payment period, and the duration of such extensions;

               (24) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture except as permitted by
     Section 901(8)).

     All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

     All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the series.

     Section 302.  Denominations.

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in the denomination of $5,000.

     Section 303.  Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, its Treasurer, or a Vice President of the Company, attested by its Secretary or one of its Assistant Secretaries under its corporate seal impressed, imprinted or reproduced thereon. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Chief Financial Officer, the Treasurer or any Assistant Treasurer of the Company.

     Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and, subject to the provisions hereof, shall authenticate and deliver such Securities; provided, however, that, (i) in the case of Securities of a series that are not to be originally issued at one time, the Trustee shall authenticate and deliver or make available for delivery such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series, and (ii) unless otherwise provided with respect to such series, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that, unless otherwise provided with respect to such series, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A to this Indenture, dated no earlier than the
                      ---------

Certification Date. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled.

     If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

               (1) that the forms of such Securities and coupons established by or pursuant to a Board Resolution as permitted by Section 201 have been established in conformity with the provisions of this Indenture;

               (2) if the terms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

               (3) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, that such Opinion of Counsel need express no opinion as to whether a court in the United States would render a money judgment in currency other than that of the United States.

     The Trustee shall not be required to authenticate such Securities the forms or terms of which have been established by or pursuant to a Board Resolution if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the two preceding paragraphs, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraphs at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon issuance of the first Security of such series to be issued.

     After the original issuance of the first Security of such series to be issued, any separate request by the Company that the Trustee authenticate Securities of such series for original issuance will be deemed to be a certification by the Company (which, subject to Section 601, the Trustee shall be fully protected in relying on) that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities.

     Each Registered Security shall be dated the date of its authentication; and each Bearer Security shall be dated as of the date of original issuance of the first Security of such series to be issued.

     No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, or the Security to which such coupon appertains, a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature of one of its authorized signatories or by the Authenticating Agent, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 1701 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     Section 304.  Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form. A temporary Bearer Security shall be delivered only in compliance with the conditions set forth in Section 303.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Security shall be issued in exchange for a temporary Registered Security.

     If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euro-clear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture. The definitive Securities to be delivered in
   ---------
exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that no definitive Bearer Security or permanent global Security shall be delivered in exchange for a temporary Bearer Security except in compliance with the conditions set forth in Section 303.

     Unless otherwise specified in the temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged on the Exchange Date for definitive Securities (and where the form of the definitive Securities is not specified by the Holder for an interest in a permanent global Security) of the same series and of like tenor unless, on or prior to the Exchange Date, such beneficial owner has not delivered to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A to this Indenture dated no earlier than the Certification Date, copies
---------
of which certificate shall be
available from the offices of Euro-clear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent and after the Exchange Date, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities (and where the form of the definitive Securities is not specified by the Holder for an interest in a permanent global Security) of the same series and of like tenor following such beneficial owner's delivery to Euro-clear or CEDEL S.A., as the case may be, of a certificate in the form set forth in Exhibit A to this Indenture dated no earlier than the Certification
         ---------
Date. Unless otherwise specified in such temporary global Security, any exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series shall be payable to Euro-clear and CEDEL S.A. on such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit B to this Indenture, for credit without further interest on
             ---------
or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A to this Indenture.
                                                    ---------
Any interest so received by Euro-clear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

     Section 305.  Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1002 a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to Section 1002 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of each series of Registered Securities and the registration of transfers of such Registered Securities. The Trustee shall serve initially as "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. In the event the Trustee shall cease to be Security Registrar, it shall have the right to examine at all times the Security Register.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 1002 for such purpose in a

Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like tenor and aggregate principal amount.

     Furthermore, any Holder of a Security in global form shall, by acceptance of such Security in global form, be deemed to have agreed that transfers of beneficial interests in such Security in Form may be effected only through a book-entry system maintained by the Depositary (or its agent), and that ownership of a beneficial interest in a Security in global form shall be required to be reflected in a book entry.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Unless otherwise provided with respect to any series of Securities, Bearer Securities may not be issued in exchange for Registered Securities.

     At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in an aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered from time to time in accordance with instructions given to the Trustee and the Common Depositary (which instructions shall be in writing but need not comply with Section 1701 or be accompanied by an Opinion of Counsel) by the Common Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series for redemption and ending on the relevant Redemption Date; and provided, further, that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Common Depositary or such other depositary referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of such permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     Neither the Company nor the Trustee shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series for redemption under Section 1103 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption, or if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Registered Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

     Notwithstanding the foregoing and except as otherwise specified as contemplated by Section 301, any Book-Entry Security shall be exchangeable pursuant to this Section 305 or Sections 304, 906 and 1107 for Securities registered in the name of, and a transfer of a Book-Entry Security of any series may be registered to, any Person other than the Depositary for such Security or its nominee or a successor Depositary or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Book-Entry Security and a successor Depositary is not appointed by the Company within ninety (90) days of such notice, or (ii) an Event of Default has occurred with respect to such series and is continuing and the Security Registrar has received a request from the applicable Depositary to issue Securities in lieu of all or a portion of the Book-Entry Security (in which case the Company shall deliver Securities within thirty (30) days of such request) or
(iii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so exchangeable and the transfer thereof so registrable. Upon the occurrence in respect of any Book-Entry Security of any series of any one or more of the conditions specified in clause (i) or (ii) of the preceding sentence or such other conditions as may be specified, such Book-Entry Security may be exchanged for Securities registered in the names of, and the transfer of such Book-Entry

Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees) as such Depositary shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Book-Entry Security shall also be a Book-Entry Security and shall bear the legend specified in Section 204 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Book-Entry Security pursuant to the preceding sentence.

     In connection with any transfer of a portion of the beneficial interest in a Book-Entry Security to beneficial owners pursuant to this Section, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Book-Entry Security in an amount equal to the principal amount of the beneficial interest in the Book-Entry Security to be transferred, and the Company shall execute, and the Trustee upon receipt o a Company Order for the authentication and delivery of the Securities shall authenticate and deliver, one or more Securities of the same series of like tenor and amount.

     In connection with the transfer of all the beneficial interest in a Book-Entry Security to beneficial owners pursuant to this Section, the Book-Entry Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall upon Company Order authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Book-Entry Security, an equal aggregate principal amount of Securities of authorized denominations.

     Section 306.  Mutilated, Destroyed, Lost and Stolen Securities and Coupons.

     If any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser (or any equivalent person under any applicable statute, rule or regulation or interpretation then in effect), the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable or is being surrendered for conversion in full, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon or authorize the conversion thereof (without surrender thereof except in the case of a mutilated Security or coupon); provided, however, that the principal of and any premium and interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees, and expenses of the Trustee) connected therewith.

     Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement, payment or conversion of mutilated, destroyed, lost or stolen Securities or coupons.

     Section 307.  Payment of Interest; Interest Rights Preserved.

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise so provided, at the option of the Company, payment of interest on any Registered Security may be made (i) by check mailed on or before the due date to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register; provided, that such Person shall have provided to the Company or the Paying Agent wire transfer instructions at least five Business Days prior to the applicable Interest Payment Date.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date and the failure of a Holder to observe such published notice shall not entitle such Holder to additional benefits or interest with respect to such Holder's Securities. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be then listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 308.  Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, the Securities Registrar nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Notwithstanding the foregoing, with respect to any Book-Entry Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and holders of beneficial interests in any Book-Entry Security, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of such Book-Entry Security.

     No holder of any beneficial interest in any global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such global Security, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Securities Registrar will have any responsibility or liability for any for any aspect of the records relating to, or payments made on account of, Securities by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. Neither the Company nor the Trustee shall be liable for any delay by the related Book-Entry Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Book-Entry Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

     Section 309.  Cancellation.

     All Securities and coupons surrendered for payment, redemption, registration of transfer, conversion or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities and matured coupons so delivered shall be promptly canceled by the Trustee. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee and, upon instruction by a

Company Order, shall be canceled or held for reissuance. Bearer Securities and unmatured coupons held for reissuance may be reissued only in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and like tenor or the related coupons pursuant to Section 306. All Bearer Securities and unmatured coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and coupons held by the Trustee shall be disposed of in accordance with its customary practice.

     Section 310.  Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     Section 311.  CUSIP Numbers.

     The Company in issuing any Registered Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Registered Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Registered Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                    ARTICLE FOUR SATISFACTION AND DISCHARGE

     Section 401.  Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 1004), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (1) either

                    (A) all Securities theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced, converted or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in
          Section 1106, and (iv) Securities and coupons for whose payment money or U.S. Government Obligations has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section
          1003) have been delivered to the Trustee for cancellation; or

                 (B) all such Securities and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                        (i)    have become due and payable, or

                        (ii) will become due and payable at their Stated Maturity within one year, or

                        (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and any interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be), together with instructions from the Company irrevocably directing the Trustee to apply such money to the payment thereof at maturity or redemption;

          (2) the Company has paid or caused to be paid all other sums then due and payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, when taken together, state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003 shall survive.

     Section 402.  Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                             ARTICLE FIVE REMEDIES

     Section 501.  Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by operation of law or pursuant to any judgment, decree or order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to that particular series of Securities or has been specifically deleted or modified in or pursuant to the terms of such series or in the form of Security of such series:

          (1) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (2) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series and continuance of such default for a period of 30 days; or

          (4) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry of a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Company in an involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) adjudging the Company bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company under the Federal Bankruptcy Code or any applicable federal or state law, or appointing under any such law a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of a substantial part of its consolidated assets, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under the Federal Bankruptcy Code or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect thereof in an involuntary case or proceeding under the Federal Bankruptcy Code or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it under any such law to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its consolidated assets, or the making by it of an assignment for the benefit of creditors under any such law, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Company in furtherance of any such action; or

          (7) any other Event of Default provided with respect to Securities of that series.

     Section 502.  Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal of, premium, if any, on and accrued but unpaid interest (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) occurs and is continuing, the amounts described above shall become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Outstanding Securities of that series,

               (B) all unpaid principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful and is required hereunder, interest upon overdue interest and principal at the rate or rates prescribed therefor in such Securities (without duplication of any amount paid or deposited pursuant to clauses (A) and (B) above), and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction as certified to the Trustee by the Company; and

          (3) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of (or premium, if any, on) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 513.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 503.  Collection of Indebtedness and Suits for Enforcement by
Trustee.

     The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the money adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 504.  Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities, their creditors or the Property of the Company or of such other obligor, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or such other obligor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents and take any other actions including participation as a full member of any creditor or other committee as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) subject to Article Sixteen, to collect and receive any money or other Property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of Holders, vote for the election of a trustee of bankruptcy or similar official and be a member of a creditors' or other similar committee.

     Section 505. Trustee May Enforce Claims Without Possession of Securities or Coupons.

     All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

     Section 506.  Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities or coupons, or both as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          first: To the payment of all amounts due the Trustee under  Section
606;

          second: Subject to Article Sixteen, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal and any premium and interest, respectively; and

          third: Subject to Article Sixteen, any remaining amounts shall be repaid to the Company.

     In any case in which Securities are Outstanding that are denominated in more than one currency and the Trustee is directed to make ratable payments under this Section to Holders of such Securities, unless otherwise provided with respect to any series of Securities, the Trustee shall calculate the amount of such payments as follows:
(i) as of the day the Trustee collects an amount under this Article, the Trustee shall, as to each Holder of a Security to whom an amount is due and payable under this Section that is denominated in a foreign currency, determine that amount in Dollars that would be obtained for the amount owing such Holder, using the rate of exchange at which in accordance with normal banking procedures the Trustee could purchase in The City of New York Dollars with such amount owing;
(ii) calculate the sum of all Dollar amounts determined under (i) and add thereto any amounts due and payable in Dollars; and (iii) using the individual amounts determined in (i) or any individual amounts due and payable in Dollars, as the case may be, as a numerator, and the sum calculated in (ii) as a denominator, calculate as to each Holder of a Security to whom an amount is owed under this Section the fraction of the amount collected under this Article payable to such Holder. Any expenses incurred by the Trustee in actually converting amounts owing Holders of Securities denominated in a currency other than that in which any amount is collected under this Article shall be likewise (in accordance with this paragraph) borne ratably by all Holders of Securities to whom amounts are payable under this Section. Any calculations done by the Trustee shall be presumptively conclusive and binding absent manifest error.

     To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, or premium, if any, or interest on, the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in The City of New York next preceding that on which final judgment is given. Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section caused by a change in exchange rates between the time the amount of a judgment against the Company is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

     Section 507.  Limitation on Suits.

     No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

     it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture (but subject to Article Sixteen), the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 305 and 307) any interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and, if applicable, to convert such Security as provided in Article Fifteen and to institute suit for the enforcement of any such payment or conversion right, and such rights shall not be impaired without the consent of such Holder.

     Section 509.  Restoration of Rights and Remedies.

     If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 510.  Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

     Section 512.  Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture or involve the Trustee in personal liability or be unjustly prejudicial to the Holders of Securities of such series not taking part in such direction,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders not joining therein.

     Section 513.  Waiver of Past Defaults.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past or existing Default or Event of Default hereunder with respect to the Securities of such series and its consequences, except a Default or Event of Default,

          (1) in respect of the payment of the principal of (or premium, if any, on) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such Default or Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Any such waiver may (but need not) be given in connection with a tender offer or exchange offer for the Securities of the series affected.

     Section 514.  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (premium, if any, on) or interest on any Note on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

     Section 515.  Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of (premium, if any, on) or interest on the Securities as contemplated herein, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                            ARTICLE SIX THE TRUSTEE

     Section 601.  Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing with respect to Securities of any series, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default with respect to Securities of any series:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, and shall be fully protected in so relying, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i)   this paragraph shall not limit the effect of Section 601(b);

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 602.  Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any Officers' Certificate, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, fees, expenses and liabilities which might be incurred by it, including reasonable fees of counsel, in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney; and

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     The Trustee shall not be required to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 603.  Trustee Not Responsible for Recitals or Issuance of
Securities.

     The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of any Securities or the proceeds thereof.

     Section 604.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311 in the case of the Trustee, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     Section 605.  Money Held in Trust.

     Except as provided in Section 402 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such money shall be paid from time to time upon receipt by the Trustee of a Company Order except as otherwise provided in this Indenture.

     Section 606.  Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable costs, expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's willful misconduct, negligence or bad faith; and

          (3) to indemnify the Trustee and its agents for, and to hold it harmless against, any and all loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all money and other property held or collected by the Trustee as such, except money and other property held in trust for the payment of principal of (premium, if any, on) and interest on the Securities.

     The obligations of the Company under this Section to compensate the Trustee and each predecessor Trustee, to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), such expenses (including the reasonable compensation, expenses and disbursements of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law. The obligations of the Company under this Section shall not be subordinated to the payment of Senior Indebtedness pursuant to Article Sixteen.

     Section 607.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States, authorized under such laws to exercise corporate trust powers, or any other Person permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $10,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 608.  Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this (1) Indenture with respect to Securities of more than one series, (2) any other indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding.

     Section 609.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 610 hereof
shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

     (d)  If at any time:

          (1)  the Trustee shall fail to comply with the provisions of TIA
     Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

               (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or

               (B) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 610, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. The evidence of such successorship may, but need not be, evidenced by a supplemental indenture.

     (f) The Company shall give notice of each resignation and each removal of the Trustee to the Holders of Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for in Section 1505. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     Section 610.  Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts due it under Section 606, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 611.  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. As soon as practicable, the successor Trustee shall give notice to the Company of its succession. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of like tenor or in this Indenture provided; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 612.  Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     Section 613.  Notice of Defaults.

     Within 90 days after the occurrence of any Default with respect to any series of Securities issued hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any series of Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of such series.

     Section 614.  Appointment of Authenticating Agent.

     The Trustee, with the prior written consent of the Company and after giving notice of the appointment described in this Section 614 in the manner provided in Section 1705 to all Holders or Registered Securities, if any, affected by such appointment, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia (or, if Bearer Securities, organized and doing business under the laws of the country in which the Bearer Securities are eligible), authorized under such laws and its charter to act as Authenticating Agent, having a combined capital and surplus of not less than $10,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be the successor of such Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     An Authenticating Agent may, and if it shall cease to be eligible shall, resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1505 to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                 __________________________________
                                 As Trustee

                                 By:  ______________________________
                                      As Authenticating Agent

                                 By:  ______________________________
                                      Authorized Signatory"

If all the Securities of a series may not be originally issued at one time, and if the Company has an Affiliate eligible to be appointed as an Authenticating Agent hereunder or the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1701 and need not be accompanied by an Opinion of Counsel) shall appoint in accordance with this Section an Authenticating Agent (which, if so requested by the Company, shall be such Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Securities.

       ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 701 Holders' Lists; Holder Communications; Disclosures Respecting Holders.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of each series of the Securities. Neither the Company nor the Trustee shall be under any responsibility with regard to the accuracy of such lists. If the Trustee is not the Security Registrar, the Company shall furnish to the Trustee semi-annually before each Regular Record Date, and at such other times as the Trustee may reasonably request in writing, a list, in such form as the Trustee may reasonably request, as of such date of the names and addresses of the Holders of each series of the Securities then known to the Company. The Company and the Trustee shall also satisfy any other requirements imposed upon each of them by TIA Section 312(a).

     Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Securities.

     Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company, the Security Registrar and the Trustee that none of the Company, the Security Registrar or the Trustee, or any agent of any of them, shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, that each of such Persons shall have the protection of TIA Section 312(c) and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

     Section 702 Reports By Trustee.

     Within 60 days after May 15 of each year commencing with May 15, ________, the Trustee shall transmit by mail to the Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 in accordance with and to the extent required under TIA Section 313(a). The Trustee shall also comply with TIA Sections 313(b) and 313(c).

     The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.

     Commencing at the time this Indenture is qualified under the Trust Indenture Act, a copy of each Trustee's report, at the time of its mailing to Holders of Securities, shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

     Section 703  Reports by Company.

     The Company shall:

     (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act;

     (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (c) transmit by mail to all Holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA
Section 313(c), such summaries of any information, documents and reports (without exhibits except to the extent required by TIA Section 313(c)) required to be filed by the Company pursuant to paragraph (a) or (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; provided that notwithstanding the requirements of such rules and regulations, so long as any Security is Outstanding the Company shall transmit to the Holders, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, the information, documents and other reports required to be filed by the Company pursuant to paragraph (a) of this Section; provided further that in lieu of any Annual Report on Form 10-K or Quarterly Report on Form 10-Q, the Company may transmit an annual or quarterly report, respectively, containing financial statements and an undertaking to transmit such Form 10-K or Form 10-Q, as the case may be, to any Holder upon request.

      ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     Section 801. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not, in any single transaction or a series of related transactions, merge, amalgamate or consolidate with or into any other Person (other than a merger of a Subsidiary into the Company), or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all the Properties of the Company to any Person or group of Affiliated Persons, unless at the time and after giving affect thereto:

     (a) either (i) if the transaction is a merger or consolidation, the Company shall be the surviving Person of such merger or consolidation, or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the Properties of the Company are sold, assigned, conveyed, transferred, leased or otherwise disposed of (any such surviving Person or transferee Person being called the "Surviving Entity") shall be a Person organized and existing under the laws of Canada or any province thereof or of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume by a supplemental indenture to this Indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and, in each case, this Indenture shall remain in full force and effect;

     (b) immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company which becomes the obligation of the Company in connection with or as a result of such transaction or transactions as having been incurred at the time of such transaction or transactions), no Default or Event of Default shall have occurred and be continuing; and

     (c) immediately after giving effect to such transaction, no event which, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing; and

     (d) the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, (i) an Officers' Certificate stating that such consolidation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Indenture and (ii) an Opinion of Counsel stating that the requirements of Section 801(a) have been satisfied.

     Section 802. Successor Substituted.

     Upon any consolidation of the Company with or merger of the Company into any other Person or any sale, assignment, lease, conveyance, transfer or other disposition of all or substantially all of the Properties of the Company in accordance with Section 801 hereof, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein, and in the event of any such sale, assignment, lease, conveyance, transfer or other disposition, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 801 hereof), except in the case of a lease, shall be discharged from all obligations and covenants under this Indenture and the Securities and coupons, and the Company may be dissolved and liquidated.

                     ARTICLE NINE SUPPLEMENTAL INDENTURES

     Section 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee upon Company Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform with the requirements of the TIA) or otherwise amend this Indenture, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), to provide any additional rights or benefits to such Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610; or

          (5) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture; provided, however, that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (6) to secure the Securities pursuant to the requirements of this Indenture or otherwise; or

          (7) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (8) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor

     (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

          (9) to provide for uncertificated Securities of any series in addition to or in place of certificated Securities of such series; or

          (10) to comply with the requirements of the Commission in order to affect or maintain the qualification of this Indenture under the Trust Indenture Act; or

          (11) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; or

          (12) to provide for adjustment of conversion rights pursuant to
     Section 1505 hereof; or

          (13) to make any change that does not adversely affect the interests of any Holder; or

          (14) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the discharge or defeasance of any Securities pursuant to Article Four or Twelve; provided that any such action shall not adversely affect the interests of any Holder of Securities in any material respect.

     Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 903 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.

     Section 902. Supplemental Indentures With Consent of Holders.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture (which consent may, but need not, be given in connection with any tender offer or exchange offer for the Securities of each series affected), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee upon Company request may enter into an indenture or indentures supplemental hereto, amendments to this Indenture or waivers for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or adversely affect any right of repayment at the option of a Holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or adversely affect the right to convert Securities, if applicable, or impair the right to institute suit for the enforcement of
     (x) any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or (y) any conversion right with respect to any Security, or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1002, or

          (4)  modify any of the provisions of this Section, Section 513 or
     Section 1007 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1007 or the deletion of this proviso, in accordance with the requirements of Sections 610 and 901(4); or

          (5) modify any provisions of this Indenture relating to the relative ranking of the Securities in a manner adverse to the Holders thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, waiver or supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive and (subject to Section 601) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

     Section 905. Conformity with Trust Indenture Act.

     Every supplemental indenture or amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 906. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series and of like tenor.

     Section 907. Subordination Unimpaired.

     This Indenture may not be amended to alter the subordination of any Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

     Section 908. Effect on Senior Indebtedness.

     No supplemental indenture shall adversely affect the rights of the holders of Senior Indebtedness under Article Sixteen unless expressly consented to in writing by or on behalf of such holders or by any specified percentage of holders of a class of Senior Indebtedness required to consent thereto pursuant to the terms of the agreement or instrument creating, evidencing or governing such Senior Indebtedness, in which event such supplemental indenture shall be binding on all successors and assigns of such holders and on all persons who become holders of such Senior Indebtedness issued after the date of such amendment or modification.

     Section 909. Record Date.

     If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture, agreement or instrument or any waiver, and shall promptly notify the Trustee of any such record date. If a record date is fixed those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such supplemental indenture, agreement or instrument or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. The record date shall be a date no more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed. No such consent shall be valid or effective for more than six months after such record date. Subject to applicable law, until any supplemental indenture, agreement, instrument or waiver becomes effective, or a consent to it by a Holder of a Security shall cease to be valid and effective as set forth in the preceding sentence, such consent is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

                             ARTICLE TEN COVENANTS

     Section 1001. Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

     Section 1002. Maintenance of Office or Agency.

     If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment or, if applicable, for conversion, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment or, if applicable, for conversion, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 1004) or, if applicable, for conversion; provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and prompt notices to the Holders as provided in
Section 1705 of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1004) or, if applicable, for conversion, at any Paying Agent for such series located outside the United States, and the Company hereby appoints the same as its agents to receive such respective presentations, surrenders, notices and demands.

     No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section
1004) shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies where Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any other change in the location of any such other office or agency.

     Section 1003. Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before 11:00 a.m., Eastern time, on each due date of the principal of (or premium, if any, on) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) and interest so becoming due until such sum shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before 11:00 a.m., Eastern time, on each due date of the principal of (or premium, if any, on) or interest on any Securities of that series, deposit with a Paying Agent immediately available funds in a sum sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company shall cause each Paying Agent for any series of Securities (other than the Trustee or itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will: (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (2) give the Trustee notice of any Event of Default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest; and
(3) at any time during the continuance of any such Event of Default upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     The Trustee and each Paying Agent shall promptly pay to the Company upon Company Request any money held by them (other than pursuant to Article Twelve) at any time in excess of amounts required to pay principal of, premium, if any, or interest on the Securities of any series.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security of any series and remaining unclaimed for one year after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 1004. Additional Amounts.

     If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made. If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

     Section 1005. Purchase of Securities by Company or Subsidiary.

     If and so long as the Securities of a series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited and such stock exchange shall so require, the Company will not, and will not permit any of its Subsidiaries to, purchase any Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.

     Section 1006. Statement by Officer as to Default.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof and within 45 days after the end of each of the first, second, and third quarters, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof (one of whom shall be the principal accounting officer of the Company) the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. In addition, the Company shall deliver to the Trustee, forthwith upon any of its officers becoming aware of any default, an Officers' Certificate specifying such default and what action the Company is taking or proposes to take with respect thereto.

     Section 1007. Waiver of Certain Covenants.

     The Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(19), 901(2) or 901(11) for the benefit of the Holders of such series, if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders and on behalf of the Holders of all Securities of such series, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                    ARTICLE ELEVEN REDEMPTION OF SECURITIES

     Section 1101. Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

     Section 1102. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution, Officers' Certificate or in another manner specified as contemplated by Section 301 for such Securities. In the case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities of such series to be redeemed. Any election to redeem shall be revocable until the Company gives notice pursuant to Section 1104 to the Note Holders.

     Section 1103. Selection of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security) the particular Securities to be redeemed shall be selected not less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global Securities of such series.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in the case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     Section 1104. Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 1705 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

     Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, or portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

          (6)  that the redemption is for a sinking fund, if such is the case,

          (7) if applicable, the Conversion Price then in effect and the date on which the right to convert the Securities or portions thereof to be redeemed will expire, and

          (8) the CUSIP number of such Securities, if any (or any other numbers used by a Depositary to identify such Securities).

     A notice of redemption published as contemplated by Section 1705 need not identify particular Registered Securities to be redeemed.

     If any of the Securities to be redeemed is in the form of a Book-Entry Security, then the Company shall modify the notice of redemption to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Failure to give such notice by mailing to any Holder of Securities or any defect therein shall not affect the validity of any proceedings for the redemption of other Securities.

     Section 1105. Deposit of Redemption Price.

     On or before 11:00 a.m., Eastern time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) immediately available funds in an amount sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date. Upon Company Order, the Paying Agent shall promptly return to the Company any money so deposited which is not required for such purpose.

     Section 1106. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest, and provided, further, that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 1107. Securities Redeemed in Part.

     Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

     Section 1108. Purchase of Securities.

     The Company shall have the right at any time and from time to time to purchase securities in the open market or otherwise at any price.

                         ARTICLE TWELVE SINKING FUNDS

     Section 1201. Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

     Section 1202. Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Securities of a series which have been (x) converted into Common Stock or (y) redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities, provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     Section 1203. Redemption of Securities for Sinking Fund.

     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a Company Order specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1202 and will also deliver to the Trustee any Securities to be so credited. Not less than 30 days before each such sinking fund payment date the Company or the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

              ARTICLE THIRTEEN DEFEASANCE AND COVENANT DEFEASANCE

     Section 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

     The Company may at its option by Board Resolution, at any time, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities of any series upon compliance with the conditions set forth below in this Article Thirteen.

     Section 1302. Defeasance and Discharge.

     Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities (other than any convertible Securities) of any series on the date the conditions set forth in
Section 1304 are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series; provided, however, that the Securities shall continue to be deemed to be Outstanding for purposes of Section 1305 and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense and direction of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of the Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on and interest on the Securities of such series when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002, 1003 and 1004, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303.

     Section 1303. Covenant Defeasance.

     Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, (i) the Company shall be released from its obligations with respect to the Securities of such series under Sections 801 and 1005 and any covenant added to this Indenture pursuant to Sections 301(19), 901(2) and 901(11), and (ii) the occurrence of any event specified in Section 501(4) (with respect to Sections 801 and 1005 and any such covenants added to this Indenture pursuant to Sections 301 (19), 901(2) and 901 (11)) and 501(7) shall be deemed to not be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter, "covenant defeasance") or 501(9), and the Securities shall thereafter be deemed not to be Outstanding for the purposes of any direction, waiver, consent, declaration or other action of any Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Article or Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly, by reason of any reference elsewhere herein to any such Article or Section or by reason of any reference in any such Article or Section to any other provision herein or in any other document, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     Section 1304. Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to application of either Section 1302 or Section 1303 to the then Outstanding Securities of any series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (A) cash in U.S. dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the

     Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on the Outstanding Securities and any coupons pertaining thereto on the Stated Maturity thereof (or Redemption Date if applicable) provided that the Trustee shall have been irrevocably instructed in writing by the Company to apply such Money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) No Event of Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit.

          (3) Such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest under this Indenture and the Trust Indenture Act with respect to any securities of the Company.

          (4) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit.

          (5) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax laws, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred (it being understood that (x) such Opinion of Counsel shall also state that such ruling or applicable law is consistent with the conclusions reached in such Opinion of Counsel and (y) the Trustee shall be under no obligation to investigate the basis or correctness of such ruling).

          (6) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent provided for relating to either the legal defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

     Section 1305. Deposited Money and U.S. Government Obligations to be Held in Trust; Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Securities of such series, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

     Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance, as applicable, in accordance with this Article.

     Section 1306. Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of the Securities of such series to receive such payment from the money held by the Trustee or the Paying Agent.

                      ARTICLE FOURTEEN HOLDERS' MEETINGS

     Section 1401. Purposes for Which Meetings May Be Called.

     If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     Section 1402. Call, Notice and Place of Meetings.

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1705, not less than 21 nor more than 120 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

     Section 1403. Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Securities or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 1404. Quorum; Action.

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by Section 512 or the proviso to the first paragraph of
Section 902, any resolution presented to a meeting (or adjourned meeting duly reconvened at which a quorum is present as aforesaid) may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting (or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid) by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     To the extent consistent with the terms of this Indenture, any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

     Section 1405. Determination of Voting Rights; Conduct and Adjournment of Meetings.

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1503 and the appointment of any proxy shall be proved in the manner specified in Section 1503 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1503 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1503 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

     Section 1406. Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                   ARTICLE FIFTEEN CONVERSION OF SECURITIES

     Section 1501. Applicability of Article.

     The provisions of this Article shall be applicable to the Securities of any series which are convertible into Common Stock of the Company or, if so provided in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 201 and 301 by or pursuant to which the form and terms of the Securities of such series were established, into Preferred Stock, other Securities of the Company or cash in lieu of any of the foregoing, as and to the extent provided by the terms of the Securities of such series.

     Section 1502. Exercise of Conversion Privilege.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security to the Conversion Agent at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Security, that the Holder elects to convert such Security or a stated portion thereof constituting a multiple of $1,000 in principal amount, and, if such Security is surrendered for conversion during the period between the close of business on any record date for such Security and the opening of business on the related Interest Payment Date and has not been called for redemption on a Redemption Date within such period (or on such Interest Payment Date), accompanied also by payment of an amount equal to the interest payable on such Interest Payment Date on the portion of the principal amount of the Security being surrendered for conversion. Such notice shall also state the name or names (and address) in which the certificate or certificates for shares of Common Stock shall be issued (or to whom payment in cash in lieu of Common Stock shall be made). Securities surrendered for conversion shall (if so required by the Company or the Conversion Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Conversion Agent duly executed by, the Holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Company shall, subject to the provisions of Section 1507, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of

Common Stock issuable on conversion of such Security in accordance with the provisions of such Security and cash, as provided in Section 1503, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion or, if so provided in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 201 and 301 by or pursuant to which the form and terms of the Securities of such series were established, cash in lieu of shares of Common Stock. Such conversion shall be at the Conversion Price in effect, and shall be deemed to have been effected, immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice in proper form shall have been received by the Conversion Agent and such Security shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable, if any, upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued, if any, as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice in proper form. In the case of conversion of a portion, but less than all, of a Security, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Security. The right, if any, of a Holder of any Security to cause the Company to redeem, purchase or repay such Security shall terminate upon receipt by the Company of any notice of conversion of such Security.

     Section 1503. Fractional Interests.

     No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this
Section 1503, be issuable on the conversion of any Security or Securities, the Company shall make payment in lieu thereof in cash equal to the value of such fraction computed on the basis of the Last Sale Price of one share of Common Stock on the most recent Trading Day prior to the Date of Conversion. "Last Sale Price" on any Trading Day shall mean (i) the closing price regular way (or, if no closing price is reported the average of the bid and asked prices) as reported on the New York Stock Exchange Composite Tape, or (ii) if on such Trading Day the Common Stock is not listed or admitted to trading on such exchange, the closing price regular way (or, if no closing price is reported the average of the bid and asked prices) on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if not listed or admitted to trading on any national securities exchange on such Trading Day, then the average of the closing bid and asked prices as reported through the National Association of Securities Dealers, Inc. on its NASDAQ National Market or other NASDAQ market or through a similar organization if NASDAQ is no longer reporting information, or (iv) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market or other NASDAQ market on such Trading Day, then the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or (v) if not quoted by any such organization on such Trading Day, the fair value of such Common Stock on such Trading Day, as determined by the Board of Directors. The term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on any of the above mentioned exchanges or in such markets.

     Section 1504. Adjustment of Conversion Price.

     The conversion price or rate (herein called the "Conversion Price") for a series of Securities shall be as set forth in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 201 and 301 by or pursuant to which the form and terms of the Securities of such series were established, and, except as otherwise provided therein, shall be subject to adjustment from time to time as follows:

     (a) In case the Company shall (1) pay a dividend or make a distribution in shares of Common Stock on the Common Stock, (2) subdivide its outstanding shares of Common Stock into a greater number of shares, (3) combine its outstanding shares of Common Stock into a smaller number of shares or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (e) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If as a result of an adjustment made pursuant to this subsection (a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock (including shares of Common Stock and other capital stock) of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

     (b) In case the Company shall issue rights or warrants to all holders of Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subsection (d) below) of the Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying;

         (1) the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, of which

         (2) the numerator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such current market price), and of which

         (3) the denominator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus (B) the number of additional shares of Common Stock which are so offered for subscription or purchase.

     Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of holders entitled to receive such rights or warrants.

     (c) In case the Company shall distribute to substantially all holders of Common Stock evidences of indebtedness, equity securities (including equity interests in the Company's Subsidiaries) other than Common Stock or other assets (other than cash dividends paid out of surplus of the Company), or shall distribute to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than those referred to in subsection (b) above) then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (d) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive evidence of such fair market value) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock and of which the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of stockholders entitled to receive such distribution.

     (d) For the purposes of any computation under subsections (b) and (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Last Sale Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question.

     (e) In any case in which this Section 1504 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Security converted after such record date and before such adjustment shall have become effective, (i) defer paying any cash payment pursuant to Section 1503 or issuing to the Holder of such Security the number of shares of Common Stock and other capital stock of the Company issuable upon such conversion in excess of the number of shares of Common Stock and other capital stock of the Company issuable thereupon only on the basis of the Conversion Price prior to adjustment and (ii), not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section 1503 and issue to such Holder the additional shares of Common Stock and other capital stock of the Company issuable on such conversion.

     (f) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and, provided, further, that adjustment shall be required and made in accordance with the provisions of this Article Fifteen (other than this subsection (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Securities or Common Stock. All calculations under this Article Fifteen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (g) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each Conversion Agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) give or cause to be given a notice of such adjustment to each Holder of Securities in the manner provided in Section 1705.

     Anything in this Section 1504 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 1504, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

     Section 1505. Continuation of Conversion Privilege in Case of Merger, Consolidation or Sale of Assets.

     If any of the following shall occur, namely: (a) any consolidation or merger of the Company as a result of which the holders of Common Stock shall be entitled to receive stock, other securities or other assets (including cash) with respect to or in exchange for Common Stock or (b) any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person, then the Company, or such successor or purchasing Person, as the case may be, shall, as a condition precedent to such consolidation, merger, conveyance, transfer or lease, execute and deliver to the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act) providing that the Holder of each convertible Security then Outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon or in connection with such consolidation, merger, conveyance, transfer or lease by a holder of the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such consolidation, merger, conveyance, transfer or lease. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fifteen. If, in the case of any such consolidation, merger, conveyance, transfer or lease, the stock or other securities and property (including cash) receivable thereupon or in connection therewith by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a Person other than the successor or purchasing Person, as the case may be, in such consolidation, merger, conveyance, transfer or lease, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 1505 shall similarly apply to successive consolidations, mergers, conveyances, transfer or leases.

     Notice of the execution of each such supplemental indenture shall be given to each Holder of Securities in the manner provided in Section 1705.

     Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property (including cash) receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer or lease or to any adjustment to be made with respect thereto, but, subject to the provisions of Sections 601 and 603, may accept as conclusive evidence of the correctness of any such provision, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior the execution of any such supplemental indenture) with respect thereto.

     Section 1506. Notice of Certain Events.

     If:

     (a) the Company shall declare a dividend (or any other distribution) payable to the holders of Common Stock otherwise than in cash; or

     (b) the Company shall authorize the granting to all holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

     (c) the Company shall authorize any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety; or

     (d) there shall be authorized or ordered any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

     then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Securities as provided in
Section 1002, and shall cause to be given to each Holder of Securities, in the manner provided in Section 1705, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution or rights, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (2) such reclassification, change, consolidation, merger, conveyance, transfer or lease, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, conveyance, transfer or lease, dissolution, liquidation or winding-up.

     Section 1507. Taxes on Conversion.

     The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant thereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Securities to be converted (or payment of cash in lieu thereof to a Person other than such Holder) and no such issue or delivery (or payment) shall be made unless and until the Person requesting such issue or delivery (or payment) has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. The Company extends no protection with respect to any other taxes imposed in connection with conversion of Securities.

     Section 1508. Company to Provide Stock.

     The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of convertible Securities from time to time as such Securities are presented for conversion, provided, however, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Securities by delivery of repurchased shares of Common Stock which are held in the treasury of the Company.

          If any shares of Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section 1508 shall be deemed to affect in any way the obligations of the Company to convert Securities into Common Stock as provided in this Article Fifteen.

          Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock the Company will take all corporate action which may, in the opinion of counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

          The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free of preemptive rights.

          Section 1509.  Disclaimer of Responsibility for Certain Matters.

          Neither the Trustee, any Conversion Agent nor any agent of either shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in Section 1504(g), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, any Conversion Agent nor any agent of either shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Security, and neither the Trustee, any Conversion Agent nor any agent of either makes any representation with respect thereto. Neither the Trustee, any Conversion Agent nor any agent of either shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property (including cash) upon the surrender of any Security for the purpose of conversion or, subject to Sections 601 and 603, to comply with any of the covenants of the Company contained in this Article Sixteen.

          Section 1510. Return of Funds Deposited for Redemption of Converted Securities.

          Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any Paying Agent for the purpose of paying the principal of and interest, if any, on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Indenture, shall forthwith after such conversion be repaid to the Company by the Trustee or such Paying Agent.

                  ARTICLE SIXTEEN SUBORDINATION OF SECURITIES

          Section 1601.  Securities Subordinate to Senior Indebtedness.

          The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of (and premium, if any, on) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Senior Indebtedness, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed; provided, however, that the Securities, the Indebtedness represented thereby and the payment of the principal of (and premium, if any, on) and interest on the Securities in all respects shall rank equally with, or prior to, all existing and future unsecured indebtedness (including, without limitation, Indebtedness) of the Company that is subordinated to Senior Indebtedness.

          This Article Sixteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

          Section 1602.  Payment over of Proceeds upon Dissolution, etc.

          Upon any distribution of Properties of the Company or payment on behalf of the Company with respect to the Securities in the event of any Insolvency or Liquidation Proceeding with respect to the Company:

          (a) the holders of Senior Indebtedness shall be entitled to receive payment in full of such Senior Indebtedness, or provision must be made for such payment, before the Holders of the Securities are entitled to receive any direct or indirect payment or distribution of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities) on account of principal of (or premium, if any, on) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities; and

          (b) any direct or indirect payment or distribution of Properties of the Company of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee, on behalf of the Holders, would be entitled but for the provisions of this Article shall be paid by the Company or by any liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of Properties of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, in respect of principal of (and premium, if any, on) or interest on the Securities before all Senior Indebtedness is paid or provided for in full, then and in such event such payment or distribution (other than a payment or distribution in the form of Permitted Junior Securities) shall be received and held in trust for and shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all its Properties on a consolidated basis to another Person or group of Affiliated Persons pursuant to, and in compliance with, the terms and conditions set forth in Article Eight hereof shall not be deemed an Insolvency or Liquidation Proceeding (requiring the repayment of all Senior Indebtedness in full as a prerequisite to any payments being made to the Holders) for the purposes of this Section.

          Section 1603.  Suspension of Payment When Senior Indebtedness in
Default.

          (a) Upon (1) the occurrence of a Payment Event of Default and (2) receipt by the Trustee of written notice of such occurrence, then no payment or distribution of any Properties of the Company of any kind or character (other than Permitted Junior Securities) shall be made by the Company on account of principal of (or premium, if any, on) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities unless and until such Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist or such Specified Senior Indebtedness shall have been paid in full or otherwise discharged, after which (unless otherwise prohibited by Section 1602 hereof) the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

          (b) Upon (1) the occurrence of a Non-payment Event of Default with respect to any Specified Senior Indebtedness and (2) receipt by the Trustee and the Company of written notice of such occurrence from one or more of the holders of Specified Senior Indebtedness (or their representative), then no payment or distribution of any Properties of the Company of any kind or character (other than Permitted Junior Securities) shall be made by the Company on account of any principal of (or premium, if any, on) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities for the period specified below (the "Payment Blockage Period"). The Payment Blockage Period will commence upon the earlier of the dates of receipt by the Trustee or the Company of such notice (the "Payment Blockage

Notice") from one or more of the holders of such Specified Senior Indebtedness (or their representative) and shall end on the earliest of (i) 179 days thereafter, (ii) the date, as set forth in a written notice from the holders of the Specified Senior Indebtedness (or their representative) to the Company or the Trustee, on which such Non-payment Event of Default is cured, waived in writing or ceases to exist or such Specified Senior Indebtedness is discharged or (iii) the date on which such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from one or more of the holders (or their representative) initiating such Payment Blockage Period, after which the Company will resume (unless otherwise prohibited pursuant to the immediately preceding paragraph or Section 1602 hereof) making any and all required payments in respect of the Securities, including any missed payments. In any event, not more than one Payment Blockage Period may be commenced during any period of 360 consecutive days. No Non-payment Event of Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee will be, or can be, made the basis for the commencement of a subsequent Payment Blockage Period.

          (c) In the event that the Trustee or any Holder receives any payment with respect to any Securities at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by the foregoing provisions of this Section 1603, then and in such event such payment shall be paid over and delivered forthwith to the Company. In the event that the Company shall make any payment in respect of the Securities to the Trustee and the Trustee shall receive written notice of a Payment Event of Default or a Non-payment Event of Default from one or more of the holders of Specified Senior Indebtedness (or their representative) prior to making any payment to Holders in respect of the Securities and prior to 11:00 a.m. Eastern time on the date which is two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose, such payments shall be paid over by the Trustee and delivered forthwith to the Company.

          Section 1604.  Payment Permitted If No Default.

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any Insolvency or Liquidation Proceeding referred to in Section 1602 hereof or under the conditions described in Section 1603 hereof, from making payments at any time of principal of (and premium, if any, on) or interest on the Securities.

          Section 1605.  Subrogation to Rights of Holders of Senior
Indebtedness.

          After the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness to substantially the same extent as the Securities are so subordinated and which is entitled to like rights of subrogation as a result of the payments made to the holders of Senior Indebtedness) to the rights of the holders of Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to Senior Indebtedness until all amounts owing on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders by virtue of this Article which otherwise would have been made to the Holders shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 1606.  Provisions Solely to Define Relative Rights.

          The provisions of this Article are, and are intended solely, for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any, on) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness.

          Section 1607.  Trustee to Effectuate Subordination.

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee as his attorney-in-fact for any and all such purposes, including, in the event of any Insolvency or Liquidation Proceeding with respect to the Company, the immediate filing of a claim for the unpaid balance of his Securities pursuant to this Indenture in the form required in said proceedings and the causing of said claim to be approved.

          Section 1608.  No Waiver of Subordination Provision.

          (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

          (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of any Senior Indebtedness, in accordance with the terms of the instrument or agreement evidencing their Senior Indebtedness, may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination or other benefits provided in this Article, or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew, exchange, amend, increase or alter, Senior Indebtedness or the terms of any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or any liability of any obligor thereon (unless such change, extension, amendment, increase or other alteration results in such Indebtedness no longer being Senior Indebtedness as defined in this Indenture);
(2) sell, exchange, release or otherwise deal with any Property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) settle or compromise any Senior Indebtedness or any liability of any obligor thereon or release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

          Section 1609.  Notice to Trustee.

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or one or more of the holders of Senior Indebtedness (or their representative), with respect to a Payment Default, or one or more of the holders of Specified Senior Indebtedness (or their representative), with respect to a Non-payment Event of Default, or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section prior to 11:00 a.m. Eastern time on the date which is two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it on or after 11:00 a.m. Eastern time two Business Days prior to such payment date.

          (b) Subject to TIA Sections 315(a) through 315(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 1610. Reliance on Judicial Order or Certificate of Liquidating Agent Bank.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to TIA Sections 315(a) through 315(d), and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Insolvency or Liquidation Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 1611. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness, which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606 hereof.

          Section 1612.  Article Applicable to Paying Agents.

          In case at any time a Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1611 hereof shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 1613.  No Suspension of Remedies.

          Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five hereof or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Five hereof.

          Section 1614.  Trust Money Not Subordinated.

          Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article Thirteen hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Thirteen hereof and not in violation of Section 1602 or 1603 hereof for the payment of principal of (and premium, if any, on) and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Sixteen, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

                  ARTICLE SEVENTEEN MISCELLANEOUS PROVISIONS

     Section 1701.  Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such Officers' Certificate. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in section 1006) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1702.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of counsel or Opinion of Counsel or representations of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows or in exercise of reasonable care should know that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any security, they may, but need not, be consolidated and form one instrument.

     Section 1703.  Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or deemed signed pursuant to the policies and procedures of the Depositary holding the affected Securities, or otherwise. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are received by or delivered to the Trustee and, where it is hereby expressly required, by the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing or deemed to be signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company or any agent of the Trustee or Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Registered Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

          (e) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
(4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

     Section 1704.  Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and delivered in person or mailed by certified or registered mail, return receipt requested, to or with the Trustee at its Corporate Trust Office,
     Attention: Corporate Trust Department, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person, by facsimile transmission ([title] [fax no.]) or mailed, by registered mail, return receipt requested, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument to the attention of the ___________, with a copy to be sent to Ultra Petroleum Corp., 16801 Greenspoint Park Drive, Suite 370, Houston, Texas 77060,
     Attention: _______________, or at any other address or facsimile number previously furnished in writing to the Trustee by the Company.

     Section 1705.  Notice to Holders; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event,

          (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; and

          (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date (if any), and not later than the latest date (if any), prescribed for the giving of such notice.

     In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

          Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein. In case by the reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          Section 1706.  Language of Notices, Etc.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

          Section 1707.  Conflict with Trust Indenture Act.

          This Indenture is subject to and shall be governed by the provisions of the Trust Indenture Act that are required to be part of this Indenture. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 1708.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1709.  Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successor.

          Section 1710.  Separability Clause.

          In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provisions shall be given effect to the fullest extent permitted by law.

          Section 1711.  Benefits of Indenture.

          Nothing in this Indenture or the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, their respective successors hereunder, the holders of Senior Indebtedness, and the Holders of Securities and coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1712.  Governing Law.

          THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE OR INSTRUMENTS ENTERED INTO AND, IN EACH CASE, PERFORMED IN SAID STATE.

          Section 1713.  Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date for conversion of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or coupons (other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date and such conversion need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on the last date for conversion the case may be, provided that no interest shall accrue on the amount so payable for the period from and after such date.

          Section 1714.  No Recourse Against Others.

          A director, officer, employee, stockholder, incorporator or Affiliate, as such, past, present or future, of the Company shall not have any personal liability under the Securities or this Indenture by reason of his or its status as a director, officer, employee, stockholder, incorporator or Affiliate or any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting any of the Securities, waives and releases all such liability to the extent permitted by applicable law.

          Section 1715.  Execution in Counterparts.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 1716.  No Adverse Interpretation of Other Agreements.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                     ULTRA PETROLEUM CORP.



                                     By: ____________________________________
                                     Name: __________________________________
                                     Title: _________________________________



                                     ____________________________, AS TRUSTEE


                                     By: ____________________________________
                                     Name: __________________________________
                                     Title: _________________________________

                                   EXHIBIT A

     FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNER OF INTEREST IN A
                           TEMPORARY GLOBAL SECURITY

                             ULTRA PETROLEUM CORP.

                             [Title of Securities]

                              (the "Securities")

     This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States person(s) that are
(A) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (B) United States person(s) who acquired Securities through the foreign branches of the United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (A) or (B), each such United States financial institution hereby agrees, on its own behalf or through its agent, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or
(b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)), or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Act. As used herein, "United States" or "U.S." means the United States of America (including the States and

District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certification excepts and does not relate to $_________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

     *Dated: _______________, ____.

                                        NAME OF PERSON MAKING CERTIFICATION


                                        By: _______________________________



------------------- * To be dated no earlier than the Certification Date.

                                   EXHIBIT B

  FORM OF CERTIFICATION TO BE GIVEN BY THE EURO-CLEAR OPERATOR OR CEDEL S.A.

                             ULTRA PETROLEUM CORP.

                             [Title of Securities]

                              (the "Securities")

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, dated as of _____________, ____, between Ultra Petroleum Corp. and ________________, as Trustee, as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (A) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.16512(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (B) United States persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (A) or (B), each such United States financial institution has agreed, on its own behalf or through its agent, that it will comply with the requirements of Section 165(1)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.1635(c)(2)(i)(D)(7)), and to the further effect that the United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Indenture.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

     Dated: ___________________, _____.

     (dated the Exchange Date or the Interest Payment Date)


                                        _____________________________________


                                        By: _________________________________

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